Exhibit 99.1

AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350) — RATING: DO-C9(U) — PAGE 1 OF 17 PAGES

2. CONTRACT (PROC. INST. IDENT.) NO.	N00014-09-C-0547
3. EFFECTIVE DATE	SEE BLOCK 20.C.
4. REQUISITION/PURCHASE REQUEST/PROJECT NO.	09PR06562-00
5. ISSUED BY — CODE N00014	OFFICE OF NAVAL RESEARCH ONR 254 Joseph F. Pletscher (703)696-2435 E-mail: joseph.pletscher.ctr@navy.mil 875 North Randolph St. Arlington VA 22203-1995
6. ADMINISTERED BY (If other than Item 5) — CODE S0507A	DCMA N. CALIFORNIA P.O. BOX 232, 700 EAST ROTH ROAD, BLDG 330 FRENCH CAMP, CA 95231-0232 SOD-C
7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and ZIP Code)	ALTAIRNANO, INC. 204 EDISON WAY RENO, NV 89502-2306 CODE 35A97 — FACILITY CODE
8. DELIVERY	SEE SECTION F ☐ FOB ORIGIN ☐ OTHER (see below)
9. DISCOUNT FOR PROMPT PAYMENT	N.A.
10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN:	ITEM: See Section G
11. SHIP TO/MARK FOR — CODE N00014	OFFICE OF NAVAL RESEARCH ATTN: DR. MICHELE ANDERSON, CODE 332 875 NORTH RANDOLPH ST. ARLINGTON, VA 22203-1995 Ref. CONTRACT N00014-09-C-0547
12. PAYMENT WILL BE MADE BY — CODE HQ0339	DFAS COLUMBUS WEST ENTITLEMENT PO BOX 182381 COLUMBUS, OH 43218-2381
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:	☐ 10 U.S.C.2304(c)( ) ☐ 41 U.S.C. 253(c)( )
14. ACCOUNTING AND APPROPRIATION DATA	SEE ATTACHED FINANCIAL ACCOUNTING DATA (FAD) SHEET(S)

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	See Section B of Schedule				
				15G. TOTAL AMOUNT OF CONTRACT	See Section B of Schedule

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I – THE SCHEDULE				PART II – CONTRACT CLAUSES	
(X)	A	SOLICITATION/CONTRACT FORM	1	(X)	I	CONTRACT CLAUSES	9-16
(X)	B	SUPPLIES OR SERVICES AND PRICES/COSTS	2			PART III – LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.	
(X)	C	DESCRIPTION/SPECS./WORK STATEMENT	2	(X)	J	LIST OF ATTACHMENTS	16
(X)	D	PACKAGING AND MARKING	2			PART IV – REPRESENTATIONS AND INSTRUCTIONS	
(X)	E	INSPECTION AND ACCEPTANCE	2	(X)	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	17
(X)	F	DELIVERIES OR PERFORMANCE	2-3	☐	L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
(X)	G	CONTRACT ADMINISTRATION DATA	3-8	☐	M	EVALUATION FACTORS FOR AWARD	
(X)	H	SPECIAL CONTRACT REQUIREMENTS	8-9				

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ **CONTRACTOR'S NEGOTIATED AGREEMENT** *(Contractor is required to sign this document and return* 2 *copies to issuing office.)* Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. *(Attachments are listed herein.)*

18. ☐ **AWARD** *(Contractor is not required to sign this document.)* Your offer on Solicitation Number , including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)	John Fallini
19B. NAME OF CONTRACTOR	BY /s/ John Fallini (Signature of person authorized to sign)
19C. DATE SIGNED	5/22/09
20A. NAME OF CONTRACTING OFFICER	Wade Wargo Contracting Officer
20B. UNITED STATES OF AMERICA	BY /s/ Wade Wargo (Signature of Contracting Officer)
20C. DATE SIGNED	5/22/2009

NSN 7540-01-152-8069
PREVIOUS EDITION UNUSABLE

26-107

STANDARD FORM 26 (REV. 4-85)
Prescribed by GSA
FAR (48 CFR) 53.214 (a)

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ITEM NO.	SUPPLIES/SERVICES	ESTIMATED COST	FIXED FEE	TOTAL ESTIMATED COST & FIXED FFE
0001	BASE	$3,682,673	$119,707	$3,802,380
	The Contractor shall furnish the necessary personnel and facilities to conduct the research effort as described in Section C and provide reports in accordance with Exhibit A.
	000101 ACRN AA: $3,802,380
0002	47 - Test Modules 1 - BMS 1 - 500 kW Batter Pack 20 — 11Ah Cells 26 - 3.5Ah Cells			NSP
TOTAL ESTIMATED CONTRACT CONSIDERATION:		$3,682,673	$119,707	$3,802,380

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

1. The research effort to be performed hereunder shall be subject to the requirements and standards contained in Exhibit A and the following paragraph(s).

2. The Contractor shall conduct the research effort under CLIN 0001 in accordance with Attachment Number 1, entitled "Statement of Work."

SECTION D - PACKAGING AND MARKING

Preservation, packaging, packing and marking of all deliverable contract line items shall conform to normal commercial packing standards to assure safe delivery at destination.

SECTION E - INSPECTION AND ACCEPTANCE

Inspection and acceptance of the final delivery under this contract will be accomplished by the Program Officer designated in Section F of this contract, who shall have thirty (30) days after contractual delivery for acceptance.

SECTION F - DELIVERIES OR PERFORMANCE

1. The research effort performed under CLIN 0001 shall be conducted from date of contract award through 1 July 2010.

a.  Item Number 0002 of Section B shall be delivered on or before 1 June 2010, F.O.B. Destination, to the person designated in Section F.2 of the contract.

2. Distribution, consignment and marking instructions for all reports/data shall be F.O.B. destination in accordance with Enclosure Number 1 of Exhibit A. The address for the cognizant Program Officer is as. follows:

Office of Naval Research
875 North Randolph St.
Attn: Dr. Michele Anderson, Code 332
Arlington, Virginia 22203-1995
Ref: Contract N00014-09-C-0547

3. Prior to the expiration of the contract, the hardware developed under CLIN 0002 shall be delivered to the following:

NSWC-CARDEROCK
Electrical chemical Power Sources
R&D Group, Power Systems Branch 9500 MacArthur Blvd
Attn: Dr. Patricia H. Smith
Bethesda, MD 20817
Ref. Contract N00014-09-C-0547

SECTION G - CONTRACT ADMINISTRATION DATA

1. PAYMENT AND INVOICE INSTRUCTIONS (COST REIMBURSEMENT)

1.1 Submission of Invoices

PAYMENT AND INVOICE INSTRUCTIONS (COST TYPE)

All payments shall be made by funds transfers to the bank account registered in the Central Contractor Registration (CCR), http://www.ccr.gov. The Awardee agrees to maintain its registration in the CCR including information necessary to facilitate payment via Electronic Funds Transfer (EFT). Should a change in registry or other incident necessitate the payment to an account other than that maintained in CCR, it is the Awardee's responsibility to notify the Administrative Contracting Office (ACO) and obtain a modification to this Award reflecting the change. The Government shall not be held responsible for any misdirection or loss of payment which occurs as the result of an Awardee's failure to maintain correct/current EFT information within its CCR registration.

Wide Area Work Flow (WAWF) has been designated as the Department of Defense standard for electronic invoicing and payment. The Office of Naval Research will utilize the WAWF system. This web based system, located at https://wawf.eb.mil, provides the technology for government contractors and authorized Department of Defense (DoD) personnel to generate, capture and process receipt and payment-related documentation in a paperless environment. Payment Requests/Invoices for supplies/services rendered under this contract shall be submitted electronically through WAWF. Submission of hard copy DD250/invoices will no longer be accepted for payment.

It is recommended that all persons designated as CCR Electronic Business (EB) Points of Contact, and anyone responsible for submitting payment requests, use the online training system for WAWF at http://wawftraining.com. The Vendor, Group Administrator (GAM), and sections marked with an asterisk in the training system should be reviewed. Vendor Quick Reference Guides are also available at (http://acquisition.navy.mil/rda/home/acquisition one source/ebusiness/don ebusiness solutions/wawf ov erview/vendor information). The most useful guides are "Vendor Self Registration/Account Management" and "Cost Voucher".

To comply with the above initiative, the Awardee must register in WAWF and have the appropriate CAGE code activated. Your CCR EB Point of Contact is responsible for activating the CAGE code in WAWF by calling 1-866-618-5988. Once the CAGE Code is activated, the CCR BB Point of Contact will self- register in WAWF (https://wawf.eb.mil) and follow the instructions for a group administrator. After the CAGE Code is set-up on WAWF, any additional persons responsible for submitting payment requests must self-register in WAWF.

After self-registering and logging on to the WAWF system, click on the plus sign next to the word "Vendor" and then click on the "Create New Document" link. Enter the Contract Number (no dashes), Delivery Order (if applicable) and CAGE Code, and then hit Continue. (Note - Some codes may automatically pre-populate in WAWF,. if they do not, they should be entered manually)

Enter the Pay DODAAC and hit Submit.

Pay DoDAAC: [Use the 6 character "PAYMENT WILL BE MADE BY" CODE on page one of the award document]

Select the "Cost Voucher" invoice type within WAWF and hit Continue. This type of invoice fulfills any requirement for submission of the Material Inspection and Receiving Report, DD Form 250. Fill in the additional required information (if it has not been pre-populated) and hit Continue.

Issue Date: [Use the signed date of the award document]

IssueBy DoDAAC: [Use the 6 character "ISSUED BY" CODE on page one of the award document]

Admin DoDAAC: [Use the 6 character "ADMINISTERED BY" CODE on page one of the award document]

DCAA Auditor DoDAAC: [Look up via the AUDIT OFFICE LOCATOR at http://www,dcaa.mil. If you encounter any problems finding your cognizant audit office, write to dcaaweb@dcaa.mil or call ONR's DCAA liaison at (703) 696-2599]

Service Approver: [Use the 6 character "ADMINISTERED BY" CODE on page one of the award document]

LPO DoDAAC: [Use the 6 character "ADMINISTERED BY" CODE on page one of the award document] (Note - this line is required only when the "PAYMENT WILL BE MADE BY" DODAAC is 110251 or begins with an 'N; otherwise leave blank)

Fill in all applicable information under each tab within the document. Back up documentation (5MB limit) can be included and attached to the invoice in WAWF under the "Misc Info" tab.

Take special care when you enter Line Item information - the Line Item tab is where you will detail your request for payment and material/services that were provided based upon the contract. Be sure to fill in the following two informational items exactly as they appear in the contract:

Item Number: If the contract schedule has more than one ACRN listed as sub items under the applicable Contract Line Item Number (CLIN), use the 6 character separately identified Sub Line Item Number (SLIN) (e.g. — 0001AA) or Informational SLIN (e.g. — 000101), otherwise use the 4 character CLIN (e.g. — 0001).

ACRN: Fill-in the applicable 2 alpha character ACRN that is associated with the SLIN or CLINT. (Note — DO NOT INVOICE FOR MORE THAN IS STILL AVAILABLE UNDER ANY ACRN).

After all required information is included, click on the "Create Document" button under the "Header" tab.

1.2  Payment of Allowable Costs and Fixed Fee

As consideration for the proper performance of the work and services required under this contract, the Contractor shall be paid as follows:

(a) Costs, as provided for under the contract clause entitled "Allowable Cost and Payment," shall not exceed the amount set forth as "Estimated Cost" in Section B, and is subject to the contract clause entitled "Limitation of Cost" or "Limitation of Funds" whichever is applicable.

(b) A fixed fee, in the amount set forth as 'Fixed Fee' in Section B, in accordance with the contract clause FAR 52.216-8 "Fixed Fee", shall be paid upon completion of the work and services required under this contract and upon final acceptance by the Contracting Officer. However, the Contractor, shall bill on each voucher the amount of the fee bearing the same percentage to the total fixed fee as the amount of cost billed bears to the total estimated cost not to exceed the amount set forth as "Fixed Fee" in Section B. The total fixed fee billed, shall not exceed the total fixed fee specified in Section B and is subject to the contract clause entitled "Limitation of Cost" or "Limitation of Funds" whichever applies.

(c) In accordance with FAR 52.216-8, "Fixed Fee", the Administrative Contracting Officer (ACO), in order to protect the Government's interest, shall withhOld 10% of the fixed fee amount set forth in Section B or until a reserve is set aside in the amount of $100,000.00, whichever is Iess. The ACO shall release 75% of the fixed fee reserve upon acceptance of deliverables identified in section F of this contract. The remaining 25% of the fixed fee reserve will be released after receipt of final rates, the contractor has satisfied all other contract terms and conditions, including the submission of final patent and royalty reports, and is not delinquent in submitting final vouchers of prior years' settlements.

2. PROCURING OFFICE REPRESENTATIVES

In order to expedite administration of this contract, the Administrative Contracting Officer should direct inquiries to the appropriate office listed below. Please do not direct routine inquiries to the person listed in Item 20A on Standard Form 26.

Contract Negotiator — Mr. Joseph F. Pletscher, CACI, ONR 254, (703) 588-2435, E-Mail Address: Joseph.Pletscher.ctr@navy.mil

Inspection and Acceptance — Dr. Michele Anderson, ONR Code 332 (703) 696-1938, E-Mail

Address: Michele.Andersonl@navy.mil

Security Matters — Mr. Curtis Howard, ONR 43, (703) 696-2971, DSN 426-2971, E-Mail Address: curtis.howardl@navy.mil

Patent Matters - ONR 00CC, (703) 696-4000, DSN 426-4000

(b) The Administrative Contracting Officer will forward invention disclosures and reports directly to Corporate Counsel (Code 00CC), Office of Naval Research, Department of the Navy, 875 North Randolph St. Arlington, VA 22203-1995. The Corporate Counsel will return the reports along with a recommendation to the Administrative Contracting Officer. The Corporate Counsel will represent the Contracting Officer with regard to invention reporting matters arising under this contract.

3. TYPE OF CONTRACT

This is a cost-plus-fixed-fee completion contract.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

1. ONR 5252.235-9714 REPORT PREPARATION (JUL 2005)

Scientific or technical reports prepared by the Contractor and deliverable under the terms of this contract will be prepared in accordance with format requirements contained in ANSI/NISO Z39.18-2005, Scientific and Technical Reports: Elements, Organization, and Design.

[NOTE: All NISO American National Standards are available as free, downloadable pdf(s) at http://www.niso.org/standards/index.html. NISO standards can also be purchased in hardcopy form from NISO Press Fulfillment, P. O. Box 451, Annapolis Junction, MD 20701-0451 USA. Telephone U.S. and Canada: (877) 736-6476; Outside the U.S. and Canada: 301-362-6904 Fax: 301-206-9789.]

2.             INVENTION DISCLOSURES AND REPORTS

The Contractor shall submit all invention disclosures and reports required by the Patent Rights clause of this contract to the Administrative Contracting Officer.

3.  ONR 5252.237-9705 KEY PERSONNEL (DEC 88)

(a) The Contractor agrees to assign to the contract tasks those persons whose resumes were submitted with its proposal and who are necessary to fulfill the requirements of the contract as "key personnel". No substitutions may be made except in accordance with this clause.

(b) The Contractor understands that during the first ninety (90) days of the contract performance period, no personnel substitutions will be permitted unless these substitutions are unavoidable because of the incumbent's sudden illness, death or termination of employment. In any of these events, the Contractor shall promptly notify the Contracting Officer and provide the information described in paragraph (c) below. After the initial ninety (90) day period the Contractor must submit to the Contracting Officer all proposed substitutions, in writing, at least 30 days in advance 60 days if security clearance must be obtained) of any proposed substitution and provide the information required by paragraph (c) below.

(c) Any request for substitution must include a detailed explanation of the circumstances necessitating the proposed substitution, a resume for the proposed substitute, and any other information requested by the Contracting Officer. Any proposed substitute must have qualifications equal to or superior to the qualifications of the incumbent. The Contracting Officer or his/her authorized representative will evaluate such requests and promptly notify the Contractor in writing of his/her approval or disapproval thereof.

(d) In the event that any of the identified key personnel cease to perform under the contract and the substitute is disapproved, the contract may be immediately terminated in accordance with the Termination clause of the contract.

The following are identified as key personnel:

Labor Category	First/M/Last Name
Principal Investigator	Veselin Manev

4.  ONR 5252.242-9718 TECHNICAL DIRECTION (FEB 2002)

(a) Performance of the work hereunder is subject to the technical direction of the Program Officer/COR designated in this contract, or duly authorized representative. For the purposes of this clause, technical direction includes the following:

(1) Direction to the Contractor which shifts work emphasis between work areas or tasks, requires pursuit of certain lines of inquiry, fills in details or otherwise serves to accomplish the objectives described in the statement of work;

(2) Guidelines to the Contractor which assist in the interpretation of drawings, specifications or technical portions of work description.

(b) Technical direction must be within the general scope of work stated in the contract. Technical direction may not be used to:

(1) Assign additional work under the contract;

(2) Direct a change as defined in the contract clause entitled "Changes";

(3) Increase or decrease the estimated contract cost, the fixed fee, or the time required for contract performance; or

(4) Change any of the terms, conditions or specifications of the contract.

(c) The only individual authorized to in any way amend or modify any of the terms of this contract shall be the Contracting Officer. When, in the opinion of the Contractor, any technical direction calls for effort outside the scope of the contract or inconsistent with this special provision, the Contractor shall notify the Contracting Officer in writing within ten working days after its receipt. The Contractor shall not proceed with the work affected by the technical direction until the Contractor is notified by the Contracting Officer that the technical direction is within the scope of the contract.

(d) Nothing in the foregoing paragraphs may be construed to excuse the Contractor from performing that portion of the work statement which is not affected by the disputed technical direction.

5.  CONSENT TO SUBCONTRACT

The services of the following subcontractors and/or consultants have been identified as necessary for the performance of this contract:

Identified Subcontractor	Total Estimated Cost
Integrated Dynamics, Inc.	$185,820
Applied Engineering Science Corp.	$116,993
Creative Energy Solutions, Inc.	$101,400
Clayton Power	$444,400
NS WC	$690,000

The preceding listing shall constitute the written consent of the Contracting Officer required by Paragraphs (c), (d) and (e) of the contract clause at FAR 52.244-2 entitled "Subcontracts". The Contracting Officer's written consent to subcontract is required for:

(i)  services acquired under a cost-reimbursement, time-and-materials, or labor-hour type subcontract or agreement;

(ii) fixed price contracts that exceed the greater of $100,000 or 5 percent of the total estimated cost of the contract;

This consent is based upon the information submitted by the prime contractor in accordance with FAR 52.244-2 (f) (1) (i) through (vii).

6.   ONR 5252.244-9701 Contractor-Acquired Property (APR 2008)

(a)The Contractor is authorized to acquire the following equipment needed to accomplish this contract:

Tooling to be Acquired	Estimated Cost
Modular Welding and Side Plate Locating Fixture	$2,500
Urethane Encapsulation Mold	$4,500
Module Lifting Fixture	$1,500
Cell Terminal Trim	$4,000
Weld Fixture	$17,000
Axial Rotation/Lifting Fixture	$3,000
Encapsulation/Longitudinal Rotation Fixture	$15,000
Vertical Lifting Fixture	$2,000
Total	$49,500

(b) The Contracting Officer's consent, if required by paragraph (c) of the contract clause entitled "Subcontracts," is hereby given for the acquisition of the above items.

(c) Pursuant to the contract clause entitled "Government Property," title to the property shall vest in the Government.

SECTION I - CONTRACT CLAUSES    (April 22, 2009)

COST-PLUS-FIXED-FEE

* Attention: Prime Contractors. If a subaward is made to an educational institution, Prime Contractors are directed to please refer to the ONR Model Award for appropriate flow-down clauses to universities. See http://www.onr.navy.mil; click on Contracts & Grants ;and then click on Model Awards. Finally click on Flow Down Clauses for Educational Institutions.

FAR 52.252-02 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses:

http://www.arnet.gov/far/
http://farsite.hill.af.mil/farsite script.html

For instance, a dollar threshold may trigger the applicability of the clause or a certain condition of the research may trigger the applicability of the clause. In order to provide some assistance, as to when a dollar threshold triggers a clause, we have associated certain symbols with dollar thresholds. The symbols and their appropriate dollar thresholds are as follows:

*	Applies when contract action exceeds $10,000
**	Applies when contract action exceeds $100,000
+	Applies when contract action exceeds $500,000
++	Applies when contract action exceeds $550,000 and subcontracting possibilities exist. Small Business Exempt.
#	Applies when contract action exceeds $650,000

I.   FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

** FAR 52.202-1	Definitions (JUL 2004)
** FAR 52.203-3	Gratuities (APR 1984)
** FAR 52.203-5	Covenant Against Contingent Fees (APR 1984)
** FAR 52.203-6	Restrictions on Subcontractor Sales to the Government (SEP 2006)
** FAR 52.203-7	Anti-Kickback Procedures (JUL 1995)
** FAR 52.203-8	Cancellation, Rescission,'and Recovery of Funds for Illegal or Improper Activity (JAN 1997)
** FAR 52.203-10	Price or Fee Adjustment for Illegal or Improper Activity (JAN 1997)
** FAR 52.203-12	Limitation on Payments to Influence Certain Federal Transactions (SEP 2007)
** FAR 52.204-4	Printed or Copied Double-Sided on Recycled Paper (AUG 2000)

FAR 52.204-7	Central Contractor Registration (APR 2008)
FAR 52.204-8	Annual Representations and Certifications (FEB 2009)
** FAR 52.209-5	Certification Regarding Responsibility Matters (Dec 2008)
FAR 52.211-15	Defense Priority and Allocation Requirements (APR 2008)
** FAR 52.215-2	Audit and Records - Negotiations (MAR 2009)
FAR 52.215-8	Order of Precedence - Uniform Contract Format (OCT 1997)
#FAR 52.215-10	Price Reduction for the Defective Cost or Pricing Data (OCT 1997) (The clause is applicable to subcontracts over $650,000.)
#FAR 52.215-12	Subcontractor Cost or Pricing Data (OCT 1997) (Applicable to subcontracts over $650,000 only)
** FAR 52.215-14	Integrity of Unit Prices (OCT 1997) and Alternate I (OCT 1997) (Alternate I is applicable if the action is contracted under Other Than Full and Open Competition)
#FAR 52.215-15	Pension Adjustments and Asset Reversions (OCT 2004)
#FAR 52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions (JUL 2005)
#FAR 52.215-19	Notification of Ownership Changes (OCT 1997) (Applicable when Cost or Pricing Data is required)
FAR 52.216-7	Allowable Cost and Payment (DEC 2002)
FAR 52.216-8	Fixed Fee (MAR 1997)
** FAR 52.219-4	Notice of Price Evaluation Preference for HUBzone Small Business Concerns (JUL 2005)
** FAR 52.219-8	Utilization of Small Business Concerns (MAY 2004)
FAR 52.219-28	Post-Award Small Business Representation (APR 2009)
FAR 52.222-1	Notice to the Government of Labor Disputes (FEB 1997)
** FAR 52.222-2	Payment for Overtime Premiums (JUL 1990) (Note: The word "zero" is inserted in the blank space indicated by an asterisk)
FAR 52.222-3	Convict Labor (JUN 2003) (Reserved when FAR 52.222-20 Walsh Healy Public Contracts Act is applicable)
** FAR 52.222-4	Contract Work Hours and Safety Standards Act - Overtime Compensation (JUL 2005)
FAR 52.222-21	Prohibition of Segregated Facilities (PEB 1999)
FAR 52.222-26	Equal Opportunity (MAR 2007)
** FAR 52.222-35	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (SEP 2006)
** FAR 52.222-36	Affirmative Action for Workers with Disabilities (JUN 1998)
** FAR 52.222-37	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (SEP 2006)
FAR 52.222-50	Combating Trafficking in Persons (FEB 2009)
** FAR 52.223-14	Toxic Chemical Release Reporting (AUG 2003)
FAR 52.225-13	Restrictions on Certain Foreign Purchases (JUN 2008)
** FAR 52.227-1	Authorization and Consent (DEC 2007) Alternate I (APR 1984)
** FAR 52.227-2	Notice and Assistance Regarding Patent and Copyright Infringement (DEC 2007)
FAR 52.228-7	Insurance Liability to Third Persons (MAR 1996) (Further to paragraph (a)(3), unless otherwise stated in this contract, types and limits of insurance required are as stated in FAR 28.307-2)
FAR 52.232-9	Limitation on Withholding of Payments (APR 1984)
** FAR 52.232-17	Interest (JUN 1996)

FAR 52.232-23	Assignment of Claims (JAN 1986) and Alternate I (APR 1984)
FAR 52.232-25
Prompt Payment (OCT 2003) and Alternate I (FEB 2002) (The words the 30'[h] day" are inserted in lieu of "the 7th day" at (a) (5) (i). [When Alternate I is applicable (a)(5)(i) does do not apply] [Alternate I applies when awarding a cost reimbursement contract for services]

FAR 52.232-33	Payment by Electronic Funds Transfer - Central Contractor Registration (OCT 2003)
FAR 52.233-1	Disputes (JULY 2002)
FAR 52.233-3	Protest After Award (AUG 1996) and Alternate I (JUN 1985)
FAR 52.242-1	Notice of Intent to Disallow Costs (APR 1984)
#FAR 52.242-3	Penalties for Unallowable Costs (MAY 2001)
FAR 52.242-4	Certification of Final Indirect Costs (JAN 1997)
** FAR 52.242-13	Bankruptcy (JUL 1995)
FAR 52.242-15	Stop Work Order (AUG 1989) and Alternate I (APR 1984)
** FAR 52.244-2	Subcontracts (JUN 2007)
** FAR 52.244-5	Corn •etition in Subcontractin' (DEC 1996)
FAR 52.244-6	Subcontracts for Commercial Items (MAR 2009)
FAR 52.245-1	Government Property (JUN 2007)
FAR 52.245-9	Use and Charges (JUN 2007)
FAR 52.249-6	Termination (Cost-Reimbursement) (MAY 2004)
FAR 52.249-14	Excusable Delays (APR 1984)
FAR 52.251-1	Government Supply Sources (APR 1984)
FAR 52.253-1	Computer Generated Forms (JAN 1991)

II. DEPARTMENT OF DEFENSE FAR SUPPLEMENTAL (DFARS) (48 CFR CHAPTER 2) CLAUSES:

DFARS 252.203-7000	Requirements Relating to Compensation of Former DoD Officials (JAN 2009)
** DFARS 252.203-7001	Prohibition On Persons Convicted of Fraud or Other DefenseContract-Related Felonies (DEC 2008)
DFARS 252.203-7002	Requirement to Inform Employees of Whistleblower Rights (JAN 2009)
DFARS 252.204-7003	Control of Government Work Product (APR 1992)
DFARS 252.204-7004	Alternate A, Central Contractor Registration (SEP 2007)
DFARS 252.204-7007	Alternate A, Annual Representations and Certifications (JAN 2008)
DFARS 252.204-7010	Requirement for Contractor to Notify DoD if the Contractor's Activities are Subject to Reporting Under the U.S. International Atomic Energy Agency Additional Protocol (JAN 2009)
** DFARS 252.209-7001	Disclosure of Ownership of Control by the Government of a Terrorist Country (JAN 2009)
** DFARS 252.209-7004	Subcontracting with Firms That Are Owned or Controlled by the Government of a Terrorist Country (DEC 2006)
#DFARS 252.215-7000	Pricing Adjustments (DEC 1991)
#DFARS 252.215-7003	Excessive Pass-Through Charges - Identification of Subcontract Effort (MAY 2008)
DFARS 252.215-7004	Excessive Pass-Through Charges (MAY 2008)

DFARS 252.225-7004	Reporting of Contract Performance Outside the United States and Canada-Submission After Award(MAY 2007)
** DFARS 252.225-7012	Preference for Certain Domestic Commodities (DEC 2008)
** DFARS 252.225-7013	Duty-Free Entry (JUN 2006)
DFARS 252.225-7031	Secondary Arab Boycott of Israel (JUN 2005)
+DFARS 252.226-7001
Utilization of Indian Organizations and Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns (SEP 2004) (Use in solicitations and contracts for supplies or services exceeding $500,000 in value.)

DFARS 252.227-7013	Rights in Technical Data — Noncommercial Items (NOV 1995), and Alternate I (JUN 1995)
DFARS 252.227-7014	Rights In Noncommercial Computer Software and Noncommercial Computer Software Documentation (JUN 1995)
DFARS 252.227-7016	Rights in Bid or Proposal Information (JUN 1995)
DFARS 252.227-7019	Validation of Asserted Restrictions — Computer Software (JUN 1995)
DFARS 252.227-7025	Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends (JUN 1995)
DFARS 252.227-7027	Deferred Ordering of Technical Data or Computer Software (APR 1988)
DFARS 252.227-7030	Technical Data — Withholding of Payment (MAR 2000)
DFARS 252.227-7037	Validation of Restrictive Markings on Technical Data (SEP 1999)
DFARS 252.231-7000	Supplemental Cost Principles (DEC 1991)
DFARS 252.232-7003	Electronic Submissions of Payment Requests klyAR 2008)
** DFARS 252.243-7002	Requests for Equitable Adjustment (MAR 1998)
DFARS 252.246-7000	Material Inspection and Receiving Report (MAR 2008)
DFARS 252.251-7000	Ordering from Government Supply Sources (NOV2004)

(B) ADDITIONAL FAR AND DFARS CLAUSES

This contract incorporates one or more clauses by reference as indicated by the mark of (X), with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/

FAR 52.203-13	Contractor Code of Business Ethics and Conduct (DEC 2008) (Applicable in solicitations and contracts if the value is expected to exceed $5,000,000 and the performance period is 120 days or more.)
FAR 52.203-14	Display of DoD Hotline Poster(s) (DEC 2007) (Applicable only when contract action exceeds $5 million or when any modification increases contract amount to more than $5 million )
FAR 52.203-15	Whistleblower Protections Under the American Recovery and Reinvestment Act of 2009 (MAR 2009) (Applicable if funded in whole or in part with Recovery Act Funds)
FAR 52.204-2
Security Requirements (AUG 1996) (Applicable if contract will generate or require access to classified information and DD Form 254, Contract Security Classification Specification, is issued to the contractor)

	FAR 52.204-11	American Recovery and Reinvestment Act — Reporting Requirements (MAR 2009) (Applicable if funded in whole or in part with Recovery Act Funds)
X	FAR 52.209-6	Protecting the Government's Interest when Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment (SEP 2006) (Applicable to contracts exceeding $30,000 in value.)
X	FAR 52.215-17	Waiver of Facilities Capital Cost of Money (OCT 1997)(Applicable if the contractor does not propose facilities capital cost of money in the offer)
X	FAR 52.215-21
Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data - Modifications (OCT 1997) (Applicable to 'contracts' if cost or pricing data or information other than cost or pricing data will be required for modifications)

FAR 52.217-9
Option to Extend the Term of the Contract (MAR 2000) (In first blank of paragraph (a)[insert the period of time within which the Contracting Officer may exercise the option], in second blank of paragraph (a) [insert 60 days unless a different number of days is inserted], and in paragraph (c), insert [(months)(years)] (Applicable if contract contains line item(s) for option(s)) (Complete the spaces in brackets)

	FAR 52.219-3	Notice of Total HUBZone Set-Aside (JAN 1999)
	FAR 52.219-6	Notice of Total Small Business Set-Aside (JUN 2003)
	FAR 52.219-7	Notice of Partial Small Business Set-Aside (JUN 2003) and Alternate I (OCT 1995) Alternate II (MAR 2004)
FAR 52.219-9
Small Business Subcontracting Plan (APR 2008)(Use in
solicitations and contracts that offer subcontracting possibilities, are expected to exceed $550,000, and are required to include the clause at 52.219-8, Utilization of Small Business Concerns, unless the acquisition is set aside or is to be accomplished under the 8(a) program.

FAR 52.219-10
Incentive Subcontracting Program (OCT 2001) (Applicable at the PCO's discretion to contract actions exceeding $550,000 and when subcontracting possibilities exist. The clause is small business exempt) (In paragraph (b), insert the appropriate number between 0 and 10 — "XX") (Complete the space in the parentheses)

	FAR 52.219-16	Liquidated Damages- Subcontracting Plan (JAN 1999)(Use in all solicitations and contracts containing the clause at 52.219-9)(Note: do not use in contracts with contractors that have comprehensive subcontracting plans approved under the test program)
	FAR 52.219-25	Small Disadvantaged Business Participation Program - Disadvantaged Status and Reporting (OCT 1999) (Applicable if contract includes FAR 52.219-24)
FAR 52.219-26
Small Disadvantaged Business Participation Program - Incentive Subcontracting Program (OCT 2000) (Applicable at the PCO's discretion to contract actions exceeding $100,000 and when subcontracting possibilities exist. The clause is small business exempt) (In paragraph (b), insert the appropriate number between 0 and 10 — "XX") (Complete the space in the parentheses)

X	FAR 52.222-20	Walsh Healy Public Contracts Act (DEC 1996) (Applicable if the

contract includes deliverable materials, supplies, articles or equipment in an amount that exceeds or may exceed $10,000)
X	FAR 52.223-5	Pollution Prevention and Right-to-Know Information (AUG 2003) (Applicable if contract provides for performance, in whole or in part, on a Federal facility)
X	FAR 52.223-6	Drug-Free Workplace (MAY 2001) (Applies when contract action exceeds $100,000 or at any value when the contract is awarded to an individual)
FAR 52.230-2
Cost Accounting Standards (OCT 2008) (Applicable when contract amount is over $650,000, if contractor is subject to full CAS coverage, as set forth in 48 CFR Chapter 99, Subpart 9903.201-2(a) (FAR Appendix B)

FAR 52.230-3
Disclosure and Consistency of Cost Accounting Practices (OCT 2008) (Applicable in negotiated contracts when the contract amount is over $650,000, but less than $50 million, and the offeror certifies it is eligible for and elects to use modified CAS coverage (see 48 CFR 9903.201-2 (FAR Appendix))

	FAR 52.230-6	Administration of Cost Accounting Standards (MAR 2008) (Applicable if contract is subject to either clause at FAR 52.230-2, FAR 52.230-3 or FAR 52.230-5)
X	FAR 52.232-20	Limitation of Cost (APR 1984) (Applicable only when contract action is fully funded)
	FAR 52.232-22	Limitation of Funds (APR 1984) (Applicable only when contract action is incrementally funded)
FAR 52.239-1
Privacy or Security Safeguards (AUG 1996) (Applicable to contracts for information technology which require security of information technology, and/or are for the design, development, or operation of a system of records using commercial information technology services or support services.)

FAR 52.245-2
Government Property Installation Operation Services (JUN 2007)(Insert the clause in service contracts to be performed on a Government installation when Government-furnished property will be provided for initial provisioning only and the Government is not responsible for repair or replacement)

	DFARS 252.201-7000	Contracting Officer's Representative (DEC 1991) (Applicable when appointment of a Contracting Officer's Representative (COR) is anticipated.).
X	DFARS 252.204-7000	Disclosure of Information (DEC 1991) (Applies when Contractor will have access to or generate unclassified information that may be sensitive and inappropriate for release to the public)
	DFARS 252.204-7005	Oral Attestation of Security Responsibilities (NOV 2001) (Applicable if FAR 52.204-2, Security Requirements Applies)
X	DFARS 252.204-7008	Requirements for Contracts Involving Export-Controlled Items (JUL 2008) (Applicable when export-controlled items are expected to be involved in the performance of the contract.)
DFARS 252.204-7009
Requirements Regarding Potential Access to Export-Controlled Items (JUL 2008) (Applicable for research and development, except when the clause 252.204-7008 will be included or for supplies and services, or when the requiring activity is unable to determine that export-controlled items will not be involved.)

X	DFARS 252.205-7000
Provision of Information to Cooperative Agreement Holders (DEC 1991) (Applicable only when contract action exceeds $1,000,000 or when any modification increases total contract amount to more than $1,000,000)

	DFARS 252.211-7003	Item Identification and Valuation (AUG 2008) (Applicable if the contract includes items (1) with a unit cost of $5000 or more or (2) that will be serially manased or controlled inventory)
	DFARS 252.211-7007	Reporting of Government — Furnished Equipment in the DoD Item Unique Identification (IUID) Registry (NOV 2008)
X	DFARS 252.215-7002	Cost Estimating System requirements (DEC 2006) (Applicable only to contract actions awarded on the basis of certified cost or pricing data)
	DFARS 252.219-7003	Small Business Subcontracting Plan (DoD Contracts) (APR 2007) (Use this clause in solicitations and contracts that contain the clause FAR 52.219-9, Small Business Subcontracting Plan)
DFARS 252.219-7004
Small Business Subcontracting Plan (Test Program) (APR 2007)(Use in contracts with contractors that have comprehensive subcontracting plans approved under the test program described in 219.702, instead of the clauses at 252.219-7003, Small Business Subcontracting Plan (DoD Contracts),FAR 52.219-9, Small Business Subcontracting Plan and FAR 52.219-16, Liquidated Damages — Subcontracting Plan (JAN 1999))

DFARS 252.223-7004
Drug-Free Work Force (SEP 1988) (Applicable (a) if contract involves access to classified information: or (b) when the Contracting Officer determines that the clause is necessary for reasons of national security or for the purpose of protecting the health or safety of performance of the contract.

X	DFARS 252.223-7006	Prohibition on Storage and Disposal of Toxic and Hazardous Materials (APR 1993) (Applicable if work requires, may require, or permits contractor performance on a DoD installation)
DFARS 252.225-7001
Buy American Act and Balance of Payments Program (JUN 2005) (Applicable if the contract includes deliverable supplies) (This clause does not apply if an exception to the Buy American Act or Balance of Payments Program is known or if using the clause at
252.225-7021, or 252.225-7036.)

	DFARS 252.225-7002	Qualifying Country Sources as Subcontractors (JUN 2005) (Applicable when clause at DFARS 252.225-7001, 252.227-7021, or 252.227-7036 applies)
DFARS 252.225-7016
Restriction On Acquisition Of Ball And Roller Bearings (MAR 2006) (Applicable if contract includes deliverable supplies, unless Contracting Officer knows that items being acquired do not contain ball or roller bearings)

DFARS 252.242-7004
Material Management and Accounting System (NOV 2005) (Applicable to contract actions exceeding $100,000) (Not applicable for contracts awarded to small businesses, educational institutions, or nonprofit organizations)

(C) COST-PLUS-FIXED-FEE-RESEARCH AND DEVELOPMENT CLAUSES

The following FAR and DFARS clauses apply to Cost-Plus-Fixed-Fee Research and Development Contracts and are either required by regulation or are required when the circumstances of the contract warrant that they apply: (** - applies to contract actions exceeding $100,000)

FAR 52.243-2	Changes — Cost Reimbursement (AUG 1987) and Alternate V (APR 1984)
FAR 52.246-9	Inspection of Research and Development (Short Form) (APR 1984)
** FAR 52.246-23	Limitation of Liability (FEB 1997)
FAR 52.249-6	Termination (Cost Reimbursement)(MAY 2004)
DFARS 252.235-7010	Acknowledgement of Support and Disclaimer (MAY 1995)
DFARS 252.235-7011	Final Scientific or Technical Report (NOV 2004)

The following FAR and DFARS clauses for Cost-Plus-Fixed-Fee Research and Development Contracts only apply when specifically marked with a check (x):

	FAR 52.227-10	Filing of Patent Applications —Classified Subject Matter (DEC 2007)
X	FAR 52.227-11	Patent Rights — Retention by the Contractor (Short Form) (DEC 2007) (Applicable if contractor is a small business or non profit organization)
	DFARS 252.227-7038	Patents — Ownership by the Contractor (Large Business) (DEC 2007)
X	DFARS 252.227-7039	Patents — Reporting of Subject Inventions (APR 1990) (Applied when FAR 52.227-11 applies)
	DFARS 252.235-7002	Animal Welfare (DEC 1991)

SECTION J - LIST OF ATTACHMENTS

1.	EXHIBIT A entitled "Contract Data Requirements List" (DD Form 1423) —1 Page with Enclosure Number 1, entitled "Contract Data Requirements List - Instructions for Distribution."
2.	Attachment Number 1, entitled, "Statement of Work" — 9 Pages
3.	Attachment Number 2, entitled, "Report Documentation Page" (SF 298) — 1 Page.
4.	Attachment Number 3, entitled, "Financial Accounting Data Sheet" — 2 Pages

SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS

1. The Contractor's ORCA validation dated from: 11/25/2008to: 11/25/2009s hereby incorporated into this contract by reference. The DFARS and Contract Specific Representations and Certifications, dated 02/09/09 are hereby incorporated by reference.

CONTRACT DATA REQUIREMENTS LIST

(2 Data Items)

Form Approved
OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports (0701-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please DO NOT RETURN your form to the above address. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. Listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY
0001, 0002, 0003	A	TDP ____ TM ____ OTHER X

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
Single Generator Operations (SGO) Prototype Development and Delivery	N00014-09-C-0547	Altairnano, Inc.

Data Item A001

Field	Value
1. DATA ITEM NO.	A001
2. TITLE OF DATA ITEM	Progress Reports
3. SUBTITLE	
4. AUTHORITY (Data Acquisition Document No.)	
5. CONTRACT REFERENCE	See Section H.1
6. REQUIRING OFFICE	See Section F
7. DD 250 REQ	LT*
8. APP CODE	N/A
9. DIST STATEMENT REQUIRED	D
10. FREQUENCY	Monthly
11. AS OF DATE	*
12. DATE OF FIRST SUBMISSION	*
13. DATE OF SUBSEQUENT SUBMISSION	*
17. PRICE GROUP	
18. ESTIMATED TOTAL PRICE	

14. DISTRIBUTION a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
See Enclosure Number 1			
15. TOTAL →			

16. REMARKS

* These reports, submitted monthly for the purpose of reporting progress (both technical and cost expenditure status), may be in the form of a letter report or a technical report. These reports will include any reports completed prior to the end date that are listed in Attachment 1.

"DISTRIBUTION D. Distribution authorized to DoD and US DoD contractors only (Critical Technology) (08-MAY-2009). Other requests for this document shall be referred to the Office of Naval Research, Dr. Michele Anderson, Code: 332, 875 N. Randolph St. Arlington, VA 22203-1995."

Data Item A002

Field	Value
1. DATA ITEM NO.	A002
2. TITLE OF DATA ITEM	Final Report
3. SUBTITLE	
4. AUTHORITY (Data Acquisition Document No.)	
5. CONTRACT REFERENCE	See Section H.1
6. REQUIRING OFFICE	See Section F
7. DD 250 REQ	DD*
8. APP CODE	N/A
9. DIST STATEMENT REQUIRED	D, See Block 16 of A0001
10. FREQUENCY	ONE/R
11. AS OF DATE	**
12. DATE OF FIRST SUBMISSION	**
13. DATE OF SUBSEQUENT SUBMISSION	N/A
17. PRICE GROUP	
18. ESTIMATED TOTAL PRICE	

14. DISTRIBUTION a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
See Enclosure Number 1			
15. TOTAL →			

16. REMARKS

* The Contractor shall include any relevant deliverable reports listed in Attachment 1 part of the Final Report.

*Inspection and acceptance is required by the Program Officer. The type of voucher in WAWF specified in Section G will be used as a Material Inspection and Receiving Report in lieu of the DD Form 250. Information copies shall be sent to the appropriate parties in accordance with Enclosure Number 1.

**The Final Report shall be delivered no later than the end date specified in Section F.

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
Joseph F. Pletscher	05/08/2009	Wade Wargo	05/08/2009

DD FORM 1423-2, AUG 96 (EG) PREVIOUS EDITION MAY BE USED Page 1 of 1 Page(s)

ENCLOSURE NUMBER 1
CONTRACT DATA REQUIREMENTS LIST
INSTRUCTIONS FOR DISTRIBUTION

DISTRIBUTION OF TECHNICAL REPORTS AND FINAL REPORT
(A SF 298 must accompany the final report)

ADDRESSEE	DODAAD CODE	NUMBER OF COPIES
		UNCLASSIFIED/ UNLIMITED	UNCLASSIFIED/LIMITED AND CLASSIFIED
Program Officer, Dr. Michele Anderson E-Mail: michele.andersonl@navy.mil	N00014	1	1 1
Administrative Contracting Officer* Fax: 209-941-7091	S0507A	1	1
Director, Naval Research Lab Attn: Code 5596 4555 Overlook Avenue, SW Washington, D.C. 20375-5320 E-mail: reports@library.nrl.navimil	N00173	1	1
Defense Technical Information Center ATTN: DTIC-OA (Eva Adams or Shari Pitts) 8725 John J. Kingman Road STE 0944 Ft. Belvoir, VA 22060-6218 E-mail: TR@Dtic.mil	HJ4701	2	2

* Send only a copy of the transmittal letter to the Administrative Contracting Officer; do not send actual reports to the Administrative Contracting Officer.

ELECTRONIC SUBMISSIONS OF TECHNICAL REPORTS IS PREFERRED AND ENCOURAGED. ELECTRONIC SUBMISSION SHOULD BE SENT TO THE E-MAIL ADDRESSES PROVIDED IN THE ABOVE TABLE, HOWEVER PLEASE NOTE THE FOLLOWING:

•	Only Unlimited/Unclassified document copies may be submitted by e-mail.

•	Unclassified/Limited has restricted distribution and a classified document (whether in its entirety or partially) is to be distributed in accordance with classified material handling procedures.

•	Electronic submission to DIRECTOR, NAVAL RESEARCH LAB, shall be unclassified/unlimited reports and 30 pages or less. If unclassified and more than 30 pages, hardcopies of reports must be mailed.

•
Electronic submission to DTIC shall be unclassified/unlimited reports. If submission is for limited documents, please send them in on a disk or sign up for DTIC's web-based document submission system at http://www.dtic.mil. DTIC prefers .pdf, .tif, and .ps files; however, other formats will also be accepted. NOTE: DTIC can no longer accept the following file types via email: password protected, zipped or compressed files, file with the extensions: *.vbs, *.cmd, *.exe, *.bat, *.com, *.mp3, *.eml and *.d11.

If the Program Officer directs, the Contractor shall make additional distribution of technical reports in accordance with a supplemental distribution list provided by the Program Officer.

DISTRIBUTION OF PROGRESS REPORTS

The minimum distribution for- ro- ress reports is as follows:
ADDRESSEE	DODAAD CODE	NUMBER OF COPIES
		UNCLASSIFIED / UNLIMITED	UNCLASSIFIED/ LIMITED AND CLASSIFIED
Program Officer, Dr. Michele Anderson E-Mail: michele.andersonl@navy.rnil	N00014	1	1
Administrative Contracting Officer* Fax: 209-941-7091	S0507A	1	1

*Send only a copy of the transmittal letter to the Administrative Contracting Officer; do not send actual reports to the Administrative Contracting Officer.

STATEMENT OF WORK

To further validate Altairnano's nano-lithium titanate (nLTO) based battery systems allowing the Navy to make a decision on the applicability of this unique technology for shipboard (or other) applications. The activities in this SOW will focus on three areas of investigation:

Science and Technology (S&T)

Applications for Altairnano's battery technology are still being understood by the Navy and other areas of the armed forces. A significant goal of this project is the continued familiarization of Navy researchers with the possible benefits and uses of this revolutionary technology.

Safety Testing

A major focus of this program is confirmation of the inherent safety of the technology. At the outset of the program, current technology cells designated for integration into the prototype system design will be submitted for safety evaluation at a Navy facility. Additionally, modules and battery sub-assemblies will be safety tested as required per Navy Instruction 9310.

Additional testing has been identified in this Statement of Work, much of included, but not limited to Task 500, Material Studies and Safety Testing. Results from these investigations will be combined with concurrent research being conducted by other services and in some cases other governments to ensure that the US Navy has the best possible understanding of the limited risks and potential benefits of the nLTO technology.

Performance Testing

A significant portion of this work will be focused on demonstrating the Altairnano technology in simulated operations. Operational testing will allow the Navy to become more familiar with the technology in a performance role, test how the battery interacts with power electronics, identify potential hurdles that need to be overcome prior to actual operation, and identify additional benefits of the technology.

Task Overview

Task 100:   Battery System Engineering and Design
Goal is to complete the SGO battery system engineering and design for a 500 kW unit.

Task 200:   Battery Management System (BMS) Design and Build
Goal is to develop a comprehensive specification for a "militarized BMS." Develop a comprehensive program plan to create a deployable BMS.

Attachment No. 1.

Task 300:	Manufacturing Engineering and Design
Goal is to complete the design of the manufacturing tools and procedures needed to manufacture a 500 kW unit.

Task 400:	Battery Module and System Manufacturing
Goal is build, deliver and support the installation of one 500 kW unit and additional modules necessary for testing.

Task 500:	Battery Validation and Safety Testing
Goal is to perform operational testing of sub-packs and support Navy labs in their independent operational and safety testing of modules, sub-assemblies and packs.

Task 600:	Battery Integration Support
Goal is support the integration of the 500 kW unit and general ship board integration of the batteries at the NSWC-Philadelphia facilities.

Task 700:	Project Management
Goal is to manage the project to assure that the goals and objectives are achieved.

Task 800:	Cell Studies
Goal is to continue to work with the US Navy to validate the unique characteristics of nLTO and to optimize the product for shipboard use.

Task 900:	Applications Studies
Goal is to analyze the Safety Integrity Level (SIL) of the BMS, as it affects the total system control.

Detailed Task List

This section contains a more detailed description of the work included in this Statement of Work:

Task 100:   Battery System Engineering and Design

Task 100.10 — Establish Requirements for 500 kW Unit
- Conduct Lessons Learned review from ONR I and develop recommendations for improvements
- Develop requirements for 500 kW unit
• Mounting/installation constraints
• Dimensional constraints
• Duty cycle
• Environmental specs

Attachment No. 1

• Voltage limits
• Control interface
• System architecture

Task 100.20 — Detailed 500 kW design
- Create 500 kW unit mechanical design
• Racks/Enclosure
• Thermal management
• Power busing
• Signal harnesses
• Integration with inverter system
- Update module design if necessary

Task 200:    Battery Management System (BMS) Design and Build

Task 200.10 — BMS hardware application design
 - Create detailed design of BMS hardware for testing application based on current commercial BMS hardware

Task 200.20 — BMS hardware manufacture
- Build BMS hardware based on current commercial BMS hardware

Task 200.30 — BMS software application design
- Create detailed design of BMS software for testing application based on current commercial BMS software

Task 200.40 — BMS software delivery
- Build BMS software based on current commercial BMS software

Task 200.50 — "Militarization" of BMS hardware
- Establish and develop BMS hardware functional specifications to meet Mil- specifications and develop a timeline to complete the development of the "militarized" BMS hardware.

Task 200.60 —"Militarization" of BMS software
- Establish and develop BMS software functional specifications to meet Mil- specifications and develop a timeline to complete the development of the "militarized" BMS software.

Task 300:   ManufaCturing Engineering and Design

Task 300.10 — Review and Update Manufacturing processes
- Review ONR I, Mark 1 module and sub-pack build experience. Analyze fixturing, tooling, materials handling and operator procedures for "lessons learned". Consider redesign implications for improvements in quality and efficiency.

Task 300.20 — Fixturing and tooling redesign
- Redesign fixturing and tooling as necessary to accomplish efficiency improvements and quality enhancements. Redesign fixturing and tooling as necessary to accommodate any pack or module redesigns.
- Update manufacturing sequence, operator procedures and materials handling to achieve efficiency and/or quality enhancements.
- Incorporate and implement design changes into build planning and scheduling. Qualify, bid and select tooling/fixture providers. Complete procurement, delivery and installation of modifications to existing tooling/fixtures or build and install new tooling/fixturing.
- Task 400:Battery Module and System Manufacturing

Task 400.10 — Procure parts per engineering design
- Review bill of materials (BOM). Qualify, bid and select parts and material vendors. Complete procurement and delivery of parts and materials, to meet schedule.
- Receive parts, perform incoming materials procedures (documentation and quality processes for example, visual inspection, check dimensions, etc.).
- Inventory and stage parts for use in build procedures.

Task 400.20 — Plan module shipment
- Design shipping container. Procure shipping boxes.
- Plan and schedule shipment. Procure shipment provider.

Task 400.30 — Perform manufacturing procedures for module build at Anderson
- Plan and schedule assembly operators, supervisors and quality assurance personnel.
- Build 47 modules (modules as configured in ONR Phase One Mark 1 sub-pack deliverable) and one 500 kW Pack. The 500 kW pack will consist of 114 modules, module interconnections, BMS and cabinet (modules as configured in ONR Phase One Mark 1 sub-pack deliverable). Exact module and 500 kW pack configuration are subject to revision pending the outcome of Task 100.10 design requirements review.
- Perform product testing procedures observing and according to established safety, documentation and quality assurance processes and procedures.

Task 400.40 — Deliver Test Modules
- Deliver 47 modules to location/locations selected by ONR for collaborator assessment and testing. (Altairnano responsible to crate modules and ship.)
- Deliver 1 BMS to support 9310 testing.

Task 400.50 — Deliver Modules for 500 kW Pack
- Deliver modules and ancillary equipment, including BMS, to support the construction of one 500 kW pack to NSWC Philadelphia. (Altairnano responsible to crate 500 kW pack and ship.)
- Build wiring harnesses and other interconnect components.
- Monitor and expedite build and delivery of racks and inter-rack bussing.

Task 400.60 — Support for on-site Preparation and Assembly by NSWC Philadelphia
- Pre-shipment meeting with responsible site personnel (two engineers on site for one week).
- Provide on-site engineering support during assembly of 500 kW packs on site (two engineers on site for one week).

Task 500:Battery Validation and Safety Testing

Task 500.10 — General Testing
- Altairnano will support the testing done by the US Navy at NSWC Carderock (West Bethesda and Philadelphia) and NSWC Crane, provided under both direct Navy funding and subcontract to Altairnano to validate the technology and provide the US Navy with the required safety assessment.

Task 500.20 — Support 9310 Safety Testing
- Support US Navy testing to allow safety acceptance of larger nLTO batteries.
  This testing will be designed and performed at location/locations selected by ONR for collaborator assessment and testing.
- Navy testing of 47 modules, various sub-assembly configuration tests are envisioned. Thirty nine modules (of 47 modules delivered under Task 400.40 of this proposal) will be provided to NSWC Carderock under Altairnano subcontract for the performance of safety evaluation and eight modules (of 47 modules delivered under Task 400.40 of this proposal) will be provided to NSWC Carderock for other abuse testing.

Task 500.30 — Post Delivery Testing of 500kW Pack (with NSWC Philadelphia)
- Expanded duration testing of the 500kW pack delivered to under Task 400.50 of this proposal, by NSWC Philadelphia under subcontract to Altairnano.
- Altairnano to provide operational testing support including: 1) testing plan development, review and approval, 2) testing procedure review; 3) review of initial testing results to make sure on track; and 4) periodic review of testing results.

Task 500.40 — Operational Testing of Mark 1 Sub-Pack
- Continued testing at Altairnano facilities in Anderson, IN of Altairnano Mark 1 sub-pack delivered during ONR Phase One.
- Expanded duration testing by NSWC Philadelphia of Altairnano Mark 1 sub-pack (delivered to NSWC Philadelphia during ONR Phase One) under subcontract to Altairnano.
- Altairnano to provide operational testing support including: 1) testing plan development, review and approval, 2) testing procedure review; 3) review of initial testing results to make sure on track; and 4) periodic review of testing results.

Task 600:  Battery Integration Support

Task 600.10 — Coordinate battery system with ship integration engineering and design
- Creative Energy Solutions, Inc. will provide the integration support for this project.

Task 700:Project Management

Task 700.10 — Provide project management throughout the project.
- Conduct regular reviews with all parties, proyide overall project updates
- Track progress and costs, report on scope of work, schedule and budget discrepancies with plan. Subcontract with Navy specified laboratories to perform Navy specified testing protocols. Altairnano has allocated $690,000 for such testing; any subcontract requirements beyond $690,000 will necessitate a change in the total value of this contract.

Task 800:  Cell Studies

Task 800.10 — Calendar Life
- Reason: To assess the Calendar Life of Altairnano Li4Ti50t2/LixMyOz cells which have potential use in standby reserve power applications for surface ships and submarines.

It assumes that capacity fade during calendar life or cycle life test is controlled by Arrhenius mechanism and can be expressed by means of the following Arrhenius type equation: Fade = A exp(-Ea/RT).tz. This approach is typically accurate if the fade is controlled by single chemical or electrochemical process. Several national labs including INEEL as well as most major battery producers accept and utilize this calendar-life modeling approach.

Based on the methods discussed we have chosen to collect data at 25°C, 40°C, 55°C and 65°C. With the exception of the temperature of 65°C we feel that this is a defined temperature range in which same degradation mechanism is in effect. Our previous experience with the cell type to be tested suggests that at 60°C and higher temperatures there will be a change in degradation mechanism. Navy requirements might include 65°C perforMance. Therefore, we have decided to include this temperature for calendar life testing. It is important that enough cells are used in this study in order to collect statistically significant data.

In particular, Altairnano Cell R&D will conduct the study with cells maintained at constant SOC and 100% SOC as defined in many reserve power battery applications. The results will be collected monthly.

- Expected length: Entire engagement
- Deliverables: interim reporting and Calendar Life section of final report

Task 800.20 — Cycle and Calendar Life Validation
Reason: NSWC-Carderock to validate Altairnano calendar life and cycle life testing results. These studies will help to determine the amount of degradation that can be expected of Li4Ti5012/LixMyOz cells when they are subjected to Navy use conditions.

This proposal does not include the NSWC-Carderock scope of work. However, Altairnano will support NSWC-Carderock and will supply 11 AH and 3.5 AH cells as requested.

- Expected length: Entire engagement

- Altaimano Deliverables: Minimum of 10 (11 Ah) cells and 10 (3.5 Ah) cells

Task 800.30 — Cell Failure Mechanism
Reason: NSWC-Carderock studies will attempt to identify the cause of Li4Ti5012/Li,,MyOz cell failure.
This proposal does not include the NSWC-Carderock scope of work. However, Altairnano will support NSWC-Carderock and will supply 11 AH and 3.5 AH cells as requested.

- Expected length: Entire engagement

- Altaimano Deliverables: Minimum of ten (11 Ah) cells and ten (3.5 Ah) cells and support

Task 800.40 — Cell Packaging
Reason: New, robust soft packaging will be evaluated as to its ability to better meet the lifetime, UV, heat and moisture resistance requirements for long calendar life cell products.

Current technology used in the cell packaging area consists of a multilayer aluminum foil laminates commonly used in the packaging industry. It consists of an aluminum foil and polypropylene layers bonded by tie layers. Also present is a sealing layer to seal package ends and sides as appropriate. Conventionally these are thick (tens of microns).

High performance barriers on flexible substrates are made possible through PML (polymer multilayer laminate) technology originally pioneered by Affionito. This technology had multiple layers of polymer and metal coating but each of the layers is vapor deposited and extremely thin. Pacific Northwest National Lab and Vitex Systems have co-developed such high performance barriers. Vitex Systems Inc. has been the leader with their Barix coatings which use PML technology in the making of transparent barrier laminates. A leading Japanese Lithium Ion battery maker is pursuing the use of these high performance barriers in their pouch cell designs this year.

A novel aspect of some of the new multilayer materials is that they can be used as a transparent high performing pouch for experimental studies if not for commercial use. One could physically observe the materials within the cell in such a case and better understand any degradation with time.

Altairnano Cell Engineering and Development will investigate and evaluate new multilayer barrier soft packaging. Experimentation will consist of: Optimal process parameters will be determined by pull strength testing of sample seals. A design of experiments will be performed with variables of temperature, pressure and time to determine optimal seal strength. Accelerated seal life testing will be performed through sealing electrolyte in pouches and periodically weighing while stored at 55°C and 65°C. Diffusion calculations will be performed to understand the kinetics of moisture intrusion and electrolyte loss.

- Expected length: Entire engagement
- Additional requirements: None
- Deliverables: Six (3.5Ah) cells in optimal soft packaging, interim reporting and Cell Packaging section of final report

Task 800.50 — Self Discharge Rate

Reason: To determine, identify, and collect data on self discharge rate as it pertains to changes in SOC and life of cells.

Altairnano Cell R&D will determine the self discharge rate of 11 Ah energy cells maintained at 95-100% SOC. These measurerrients will be determined for cell groups maintained at 25°C, 40°C, 55°C and 65°C. Delta V measurements are to be made biweekly for the first two months then monthly.

- Expected length: Entire engagement
- Deliverables: Documentation of the results and Self Discharge Rate section of final report.

Task 800.60 — Prepare Report
Results of the cell studies will be discussed in a report. Task 800.20 and Task 800.30 will be independently reported by NSWC-Carderock.

Task 900: Applications Studies

Task 900.10 — SIL Analysis
- Safety Integrity Level (SIL) analysis will be conducted on the BMS. SIL analysis is based on the probability of failures within the BMS system and the consequences of such failures with respect to potential hazards. This will include a Reliability Prediction (MIL-HDBK-217), Failure Mode effect & Criticality Analysis (FMECA), Fault Tree Analysis, Event tree Analysis.
- Prepare consolidated report.

Deliverables

Under this Statement of Work, Altairnano shall provide the following deliverables. Note that the deliverables within each section and throughout the report may be combined.

Task 100: Battery System Engineering and Design

500 kW Battery Requirements (task 100.10).............................................   To + 1
Detailed 500 kW battery pack design (task 100.20).................................   To +4

Task 200: Battery Management System (BMS) Design
Altairnano Commercial BMS hardware and software (task 200.20 and 200.40)T. + 9
"Militarized" BMS Hardware requirements and program plan (task 200.50)... To + 8
"Militarized" BMS Software requirements and program plan (task 200.60).... To + 8

Task 400: Battery Module and System Manufacturing
Forty Seven (47) Test Modules (task 400.30) To + 7
One BMS for use in 9310 testing (task 400.30) To + 7
One (1) 500 kW Battery Pack (task 400.40) To + 9

Task 500: Battery Validation and Safety Testing
Report on results of Altairnano's operational testing of sub-pack (task 500.40)..T0 + 8

Task 600: Battery Integration Support
Ship inverter and distribution study report  To + 7

Task 700: Project Management
Monthly Summary Report (task 700.10) Monthly

Task 800: Cell Studies
Calendar Life interim reporting and Calendar Life section of final report (task 800.10) To + 9
Deliver 10 (11 Ah) cells and 10 (3.5 Ah) cells to NSWC Carderock for cycle and calendar life validation studies (task 800.20). To + 9
Deliver 10 (11 Ah) cells and 10 (3.5 Ah) cells to NSWC Carderock for cell failure mechanism studies (task 800.30) To + 9
Six (3.5Ah) cells in optimal soft packaging; cell packaging interim reporting and Cell Packaging section of Final Report (task 800.40)   To + 9
Documentation of the results of self discharge studies and Self Discharge Rate section of Final Report. Self Discharge Rate Report (task 800.50) To + 9
Final Report consolidating Task 800 studies (task 800.60) To + 8

Task 900: Applications Studies
SIL analysis report (task 900.10) To + 8

REPORT DOCUMENTATION PAGE

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Standard Form 298 (Rev. 8-98)

FINANCIAL ACCOUNTING DATA SHEET - NAVY

1. CONTRACT NUMBER (CRITICAL)	2. SPIIN (CRITICAL)	3. MOD (CRITICAL)	4. PR NUMBER
N0001409C0547			09PR06562-00

6. LINE OF ACCOUNTING

CLIN/SLIN	A. ACRN (CRITICAL)	B. APPROPRIATION (CRITICAL)	C. SUBHEAD (CRITICAL)	D. OBJ CLA	E. PARM	F. RFM	G. SA	H. AAA (CRITICAL)	I. IT	J. PAA	K. COST CODE PROG ELEM	K. COST CODE MCC	K. COST CODE FDU & SUF	7. AMOUNT (CRITICAL)	NAVY INTERNAL USE ONLY REF DOC/ACRN
	AA	1781319	M3DK	255	RA	333	0	068342	2D	000000	[illegible]920	[illegible]	PPC0	~~$3,821,350.00~~ $3,802,380.–	PR409PR06562-00 PRC:3PPC
													PAGE TOTAL	$3,821,350.00	
													GRAND TOTAL	$3,821,350.00	

PREPARED/AUTHORIZED BY:

DATE:

COMPTROLLER APPROVAL:
FOR FISCAL DATA AND SIGNATURE
BY ______________________ for COMPTROLLER, ONR CONTRACT REVIEWED
DATE:

DRAFT

ONR AWARD FORM (10/99) - version 1.1

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FINANCIAL ACCOUNTING DATA SHEET – NON-NAVY DoD ACTIVITIES

1. CONTRACT NUMBER (CRITICAL)	2. SPIIN (CRITICAL)	3. MOD (CRITICAL)	4. PR NUMBER	
N0001409C0547			09PR06562-00	

5. CLIN/SLIN	6. ACRN (CRITICAL)	7. ACCOUNTING CITATION	8. AMOUNT (CRITICAL)		NAVY INTERNAL USE ONLY REF DOC/ACRN
		This page is intentionally blank			
		PAGE TOTAL	$.00		
		GRAND TOTAL	$.00		

DRAFT

PREPARED/AUTHORIZED BY:

DATE:

COMPTROLLER APPROVAL:
FOR FISCAL DATA AND SIGNATURE
BY__________________ for COMPTROLLER, ONR CONTRACT REVIEWED
DATE:

ONR AWARD FORM (10/99) - version 1.1

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